Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Echo Therapeutics, Inc. (the “Company”) for the quarter ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kimberly A. Burke, Interim Chief Executive Officer, General Counsel and Chief Compliance Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kimberly A. Burke
Kimberly A. Burke
Interim Chief Executive Officer, General Counsel and Chief Compliance Officer
(Principal Executive Officer)

Date: August 14, 2014